EXHIBIT 99.3
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                           The Assignment Agreement


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                             ASSIGNMENT AGREEMENT

     ASSIGNMENT AGREEMENT, dated as of February 27, 2006 ("Assignment Agreement"), among UBS REAL ESTATE SECURITIES INC. ("Assignor"), THE BANK OF NEW YORK, NOT IN AN INDIVIDUAL CAPACITY, BUT AS TRUSTEE FOR ALTERNATIVE LOAN TRUST 2006-4CB ("Assignee"), pursuant to a Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and Assignee, as trustee, and UBS AG, LONDON BRANCH ("Remaining Party").

                             W I T N E S S E T H:

     WHEREAS, effective as of February 27, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under that certain Transaction (the "Assigned Transaction") as evidenced by a certain confirmation with a Trade Date of February 27, 2006 whose UBS AG, LONDON BRANCH reference number is 37300006 (the "Confirmation"), a copy of which is attached hereto as Exhibit I (which, upon assignment to the Assignee hereunder shall be rebooked with the Assignee as the Counterparty and with reference number 37303684);

     WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

     WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

     WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Assignment and Assumption. Effective as of and from February 27, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

     2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of


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the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Assignor's obligation to pay the Fixed Amount (Premium) in accordance with the terms of the Assigned Transaction and the Confirmation.

     3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) the sole recourse in respect of the obligations of Assignee hereunder and under the Assigned Transaction shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party; provided, however, that nothing in this paragraph shall relieve BNY from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein.

     4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement. In addition, Remaining Party hereby acknowledges that the responsibilities of Assignee under the Assigned Transaction and the Confirmation will be performed on its behalf by Countrywide Home Loans Servicing LP, as master servicer under the Pooling and Servicing Agreement.

     5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the Master Agreement (Multicurrency - Cross Border) (the "ISDA Form") in the form published by the International Swaps and Derivatives Association, Inc. ("ISDA"), as if Assignee and Remaining Party had executed such an agreement (but without any Schedule except for the election of the laws of the State of New York as the governing law, United States Dollars as the Termination Currency and such other elections as provided in the Confirmation) on the trade date of the first Transaction between Assignee and Remaining Party (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form.

     6. Representations. Each party hereby represents and warrants to the other parties as follows:

     (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

     (b)  It has the power to execute and deliver this Assignment Agreement;
          and


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     (c)  Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

     As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

     7. Additional Provision. Each party hereby agrees that the Confirmation and thus the Assigned Transaction are each hereby amended as follows:

     (a) The following additional provision shall be added as an "Additional Provision" number (xxviii):

          "Regulation AB Compliance. UBS AG and Counterparty agree that the terms of the Item 1115 Agreement dated as of February 24, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and UBS AG, London Branch shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A."

     (b) The Item 1115 Agreement dated as of February 24, 2006, between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and UBS AG, London Branch, a copy of which is attached hereto as Exhibit II, shall be added as Annex A.

     8. Indemnity. Assignor hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

     9. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     10. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transactions, the addresses for notices or communications are as follows: (i) in the case of Assignor, UBS Real estate Securities Inc., 1285 Ave Of Americas, New York, New York 10019, Attention: Julie Park, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286,
Attention: Corporate Trust MBS Administration, CWALT, Series 2006-4CB or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party, UBS AG, London Branch, Finsbury Avenue, London, EC2M 2PP or such other address as may be hereafter furnished in writing to Assignor and Assignee.


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     11. Payments. All payments (if any) remitted by Remaining Party under the
Assigned Transactions shall be made by wire transfer according to the following instructions:

         The Bank of New York
         New York, NY
         ABA # 021-000-018
         GLA # 111-565
         For Further Credit:  TAS A/C 530224
         Attn: Arthur Rea 212-815-4800
         Fax:  212-815-3986

     12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.



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     IN WITNESS WHEREOF, the parties hereto have executed this Assignment
Agreement as of the date first above written.

                                            UBS AG, LONDON BRANCH



                                            By: /s/ Jeffrey Lillien
                                               ---------------------------------------------------------------------
                                            Name: Jeffrey Lillien
                                                 -------------------------------------------------------------------
                                            Title: Director and Counsel, Legal Americas Region, Fixed Income Section
                                                   ------------------------------------------------------------------


                                            UBS AG, LONDON BRANCH



                                            By: /s/ Catherine Visser
                                               ---------------------------------------------------------------------
                                            Name: Catherine Visser
                                                 -------------------------------------------------------------------
                                            Title: Director, Region Americas Legal, Fixed Income Section
                                                  ------------------------------------------------------------------


                                            THE BANK OF NEW YORK, NOT IN AN INDIVIDUAL CAPACITY, BUT AS TRUSTEE FOR
                                            ALTERNATIVE LOAN TRUST 2006-4CB



                                            By: /s/ Maria Tokarz
                                               ---------------------------------------------------------------------
                                            Name: Maria Tokarz
                                                 -------------------------------------------------------------------
                                            Title: Assistant Treasurer
                                                  ------------------------------------------------------------------


                                            UBS REAL ESTATE SECURITIES, INC.



                                            By: /s/ Peter Slagowitz
                                               ---------------------------------------------------------------------
                                            Name: Peter Slagowitz
                                                 -------------------------------------------------------------------
                                            Title: Managing Director
                                                  ------------------------------------------------------------------



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